Exhibit 32
CERTIFICATION PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Annual Report of Richardson Electronics, Ltd. (the “Company”) on Form 10-K for the fiscal year ended May 30, 2015, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Edward J. Richardson, Chairman of the Board and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:
(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and
(2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

/s/ Edward J. Richardson

Edward J. Richardson
Chairman of the Board and Chief Executive Officer
July 27, 2015
CERTIFICATION PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Annual Report of Richardson Electronics, Ltd. (the “Company”) on Form 10-K for the fiscal year ended May 30, 2015 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Kathleen S. Dvorak, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:
(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and
(2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

/s/ Kathleen S. Dvorak

Kathleen S. Dvorak
Chief Financial Officer
July 27, 2015